UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest date reported): December 18, 2015

Surge Global Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75-153 Merle Drive, Suite B Palm Desert, CA	92211
(address of principal executive offices)	(zip code)

(800) 284-3898

(registrant’s telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 10, 2015, Peter Messineo and Registrant’s registered independent public accountant, Messineo & Co., CPAs, LLC of Clearwater, Florida was denied the privilege of appearing or practicing before the Securities and Exchange Commission (“Commission”). Peter Messineo and Messineo & Co., CPAs, LLC has been suspended from practicing accounting on behalf of any public traded company or other entity regulated by the Commission. Accordingly, Registrant is not able to include in any of our audit reports or consents those of Messineo & Co., CPAs, LLC on or after the date of suspension.

Messineo & Co., CPAs, LLC was our auditor for the years ended December 31, 2014 and 2013.

On July 26, 2015, Registrant had been informed that Messineo & Co. declined to stand for re-appointment and on August 11, 2015, Registrant engaged Anton & Chia, LLP of Tampa, Florida, as our new registered independent public accountant.

Registrant had filed a Form 8-K on August 11, 2015 for the change in Registrant’s Certifying Accountant.

During the years ended December 31, 2014 and 2013 (and the interim period through July 26, 2015) and prior to August 11, 2015 (the date of the new engagement), Registrant had not consulted with Anton & Chia, LLP regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on Registrant’s financial statements by Anton & Chia, LLP, in either case where written or oral advice provided by Anton & Chia, LLP would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and Peter Messineo and Messineo & Co., CPAs, LLC or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively). There was no discussion between Registrant and Anton & Chia, LLP regarding Messineo & Co. CPAs, LLC privilege of appearing or practicing before the Commission. The only discussion was that Messineo & Co. CPAs, LLC, had declined to stand for re-appointment.

Registrant has concluded that the previously issued financial statements and interim reports, or either, for which Registrant is required to now provide under Regulation S-X will be required to be re-audited as to all reports that are required to be audited and filed with the Commission, to include the December 31, 2014 audit report and as to completed interim review consents for the period from the end of Registrant’s December 31, 2014 through the date of Messineo & Co., CPAs, LLC declination to stand for re-election or suspension, new interim review consents may be required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Surge Global Energy, Inc.

Dated: December 18, 2015	/s/ Clark Morton
Clark Morton
President and Chief Executive Officer